UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2024

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware .	1-11596 .	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PESI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On May 21, 2024, Perma-Fix Environmental Services, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional and retail investors (the “Purchasers”), pursuant to which the Company agreed to sell and issue, in a registered direct offering, an aggregate of 2,051,282 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a negotiated purchase price per share of $9.75 (the “Shares”), for aggregate gross proceeds to the Company of approximately $20 million, before deducting fees payable to the placement agents and other estimated offering expenses payable by the Company (the “Offering”). The Company currently intends to use the net proceeds from the Offering to fund (i) continued R&D and business development relating to the Company’s patent-pending process for the destruction of PFAS, as well as the cost of installing at least one commercial treatment unit; (ii) ongoing facility cap-ex and maintenance costs; and (iii) general corporate and working capital purposes. The issuance of the Shares purchased in the Offering is expected to occur no later than May 24, 2024.

The Shares were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3, which was previously filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 19, 2023 and subsequently declared effective on June 1, 2023 (File No. 333-272074) (the “Registration Statement”), and the base prospectus dated as of June 1, 2023 contained therein. On May 23, 2024, the Company filed with the SEC a prospectus supplement to the Registration Statement, which together with the accompanying base prospectus was used in connection with the offer and sale of the Shares.

Craig-Hallum Capital Group LLC (“Craig-Hallum”) and Wellington Shields & Co. LLC (“Wellington Shields” and, together with Craig-Hallum, the “Placement Agents”) served as the exclusive placement agents in connection with the Offering, pursuant to a placement agency agreement dated as of May 21, 2024 (the “Placement Agency Agreement”), between the Company and the Placement Agents. The Company has agreed to pay the Placement Agents a cash fee of 6.00% of the aggregate gross proceeds in the Offering. The Company has also agreed to reimburse the Placement Agents Wellington for certain expenses in connection with the Offering in an aggregate amount not to exceed $90,000. As additional compensation to the Placement Agent, in connection with the Offering, the Company will issue to the Placement Agents or their designees warrants (the “Placement Agents’ Warrants”) to purchase an aggregate of 61,538 shares of Common Stock (the “Warrant Shares”), such number of shares equal to three percent (3.0%) of the number of Shares sold in the registered direct offering, at an exercise price per share equal to $12.19, which is equal to approximately 125% of the price per share of the Shares sold in the Offering. Neither the offer and sale of the Placement Agents’ Warrants nor the offer and sale of the Warrants Shares have been registered under the Registration Statement or otherwise. The Placement Agents’ Warrants have a term of five years, are exercisable at any time and from time to time, in whole or in part, during the four and one-half (4 ½) year period commencing 180 days from the last date of closing of the Offering, and are exercisable via “cashless exercise” in certain circumstances.

The foregoing descriptions of the Securities Purchase Agreement, the Placement Agency Agreement, and the Placement Agents’ Warrants, are not complete and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement, the form of which is filed as Exhibit 10.1 to this Form 8-K; the Placement Agency Agreement, a copy of which is filed as Exhibit 10.2 to this Form 8-K, and the Placement Agents’ Warrants, the form of which is filed as Exhibit 10.3 to this Form 8-K, and which are incorporated herein in their entirety by reference.

A copy of the opinion of Steptoe & Johnson PLLC relating to the validity of the Shares issued in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements related to the expected use of the proceeds from the Offering. The risks and uncertainties involved include the Company’s financial position, market conditions and other risks detailed from time to time in the Company’s periodic reports and other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by law.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 of this Current Report regarding the Placement Agents’ Warrants and the Warrant Shares are incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On May 22, 2024, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

The press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under applicable securities laws.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1 attached hereto, shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

5.1	Opinion of Steptoe & Johnson PLLC.

10.1	Form of Securities Purchase Agreement, dated May 21, 2024, by and between the Company and the purchasers party thereto.

10.2	Placement Agency Agreement, dated as of May 21, 2024, by and between the Company and Craig-Hallum Capital Group LLC and Wellington Shields & Co., LLC.

10.3	Form of Placement Agents’ Warrants.

23.1	Consent of Steptoe & Johnson PLLC (contained in Exhibit 5.1)

99.1	Press release, dated May 22, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2024

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Executive Vice President and Chief Financial Officer